Delaware Pooled Trust, Inc.- The Limited-Term Maturity
 Portfolio
 Statement of Assets and Liabilities
 October 31, 1998


 ASSETS:

 Cash                              $    21,000
 Deferred organization and
     registration expenses               2,750
                                        _______
                                        23,750
                                        _______

 LIABILITIES:
 Accounts payable
     and other accrued expenses      2,750
                                     ______
                                     2,750
                                     ______


 NET ASSETS APPLICABLE TO 2,100
     ($0.01 PAR VALUE)
     SHARES OUTSTANDING; EQUIVALENT
     TO $10.00 PER SHARE           $ 21,000
                                   _________
                                   _________






     See accompanying notes

 Delaware Pooled Trust, Inc.- The Limited-Term Maturity
 Portfolio
 Notes to Financial Statements
 October 31, 1998

 Delaware Pooled Trust, Inc. (the Fund ), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers 18 separate Portfolios (the
 Portfolios ).   The Large-Cap Value Equity Portfolio (formerly
 The Defensive Equity Portfolio), The Growth and Income Portfolio, The Mid-Cap Growth Equity Portfolio (formerly The Aggressive Growth Portfolio), The Small/Mid-Cap Value Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio (formerly The Fixed Income Portfolio), The Aggregate Fixed Income Portfolio, The High-Yield Bond Portfolio, The Diversified Core Fixed Income Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio had commenced operations prior to October 31, 1998. The Limited-Term Maturity Portfolio had not commenced operations as of October 31, 1998.

 1. Significant Accounting Policies
 The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Portfolio:

 Security Valuation-Securities listed on an exchange will be valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange will be valued at the mean of the last quoted bid and asked prices. Long-term debt securities will be valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity will be valued at amortized cost, which approximates market value.

 Federal Income Taxes-The Portfolio intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

 Repurchase Agreements-The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account will be invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral will be held by the Portfolio s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

 Use of Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Other-Expenses common to all funds within the Delaware Investments Family of Funds will be allocated amongst the funds on the basis of average net assets. Security transactions will be recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities will be those of the specific securities sold. Dividend income will be recorded on the ex- dividend date and interest income will be recorded on an accrual basis. Original issue discounts will be accreted to interest income over the lives of the respective securities. Organization and registration expenses will be amortized over a five and two year period, respectively, beginning on the date of commencement of operations. No amortization expense has been recognized as of October 31, 1998.

 2. Investment Management and Distribution Agreement
 In accordance with the terms of the Investment Management Agreement, the Portfolio will pay Delaware Management Company
 (DMC), the Investment Manager of the Portfolio, an annual fee which will be calculated daily at the rate of 0.30% of average daily net assets.

 DMC has elected to waive its fee and reimburse the Portfolio to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.43% of average net assets through April 30, 1999.

 3.  Components of Net Assets
 2,000,000,000 shares, $0.01 par value, have been authorized to the Fund with 50,000,000 shares allocated to the Portfolio.

 Report of Independent Auditors

 To the Shareholders and Board of Directors
 Delaware Pooled Trust, Inc. - The Limited-Term Maturity
 Portfolio

 We have audited the accompanying statement of assets and liabilities of Delaware Pooled Trust, Inc. - The Limited-Term Maturity Portfolio as of October 31, 1998. This statement of assets and liabilities is the responsibility of the Fund s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Delaware Pooled Trust, Inc. - The Limited-Term Maturity Portfolio at October 31, 1998, in conformity with generally accepted accounting principles.

                                   /s/Ernst & Young LLP
                                   ________________________
                                   Ernst & Young LLP
 Philadelphia, Pennsylvania
 December 4, 1998